UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 11, 2005
ViewCast.com, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-29020	75-2528700

(Commission File Number)	(IRS Employer Identification No.)

17300 North Dallas Parkway, Suite 2000 Dallas, Texas	75248-1191

(Address of Principal Executive Offices)	(Zip Code)
(972) 488-7200

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Asset Purchase Agreement
Eighth Amendment to Revolving Loan Agreement

Item 1.01. Entry into a Material Definitive Agreement
     Amendment to Revolving Loan Agreement
     On October 11, 2005, Delta Computec Inc. (‘DCI”) and Keltic Financial Partners LP (“Keltic”) entered into the Eighth Amendment to the Revolving Loan Agreement between MMAC Communications Corp. (n/k/a DCI) and Keltic dated as of October 11, 2002 (the “Loan Agreement”) which extended the termination date of the Loan Agreement until the earlier of December 12, 2005, or the date on which Keltic terminates the Loan Agreement pursuant to Section 12 of the Loan Agreement. The amendment also extended the liquidated damages date until December 12, 2005.
     Asset Purchase Agreement
     On October 11, 2005, ViewCast.com, Inc. (“ViewCast”), Delta Computec, Inc., a wholly-owned subsidiary of Viewcast (“DCi”) and Delta Computec LLC (the “Purchaser”) entered into an Asset Purchase Agreement (the “Agreement’). Pursuant to the terms of the Agreement, the Purchaser shall purchase from DCi substantially all of DCi’s assets in exchange for $3,000,000 in cash at closing, up to $300,000 in contingent earnout payments during the three year period after closing and the assumption of certain liabilities set forth in the Agreement.
     The closing date is expected to be on or before November 11, 2005; provided, however, that either party may under certain conditions extend the closing date to November 30, 2005. The closing is subject to certain conditions as set forth in the Agreement, including, but not limited to, the obtaining of certain consents and the receipt of a legal opinion that no vote of the ViewCast stockholders is required for this transaction.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     See Item 1.01 “Entry into a Material Definitive Agreement – Amendment to Revolving Loan Agreement” above.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

2.1	Asset Purchase Agreement dated as of October 11, 2005 among Delta Computec, Inc., ViewCast.com, Inc. and Delta Computec LLC (Schedules to this document are not being filed herewith and are listed on an index in the agreement. The registrant agrees to furnish supplementally a copy of any such schedule to the Securities and Exchange Commission upon request.)

10.1	Eighth Amendment dated as of October 11, 2005 to Revolving Loan Agreement between MMAC Communications Corp. and Keltic Financial Partners, LP dated as of October 11, 2002.
* * * * *

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWCAST.COM, INC.
Date: October 17, 2005
By:	/s/ Laurie L. Latham
Laurie L. Latham, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement dated as of October 11, 2005 among Delta Computec, Inc., ViewCast.com, Inc. and Delta Computec LLC (Schedules to this document are not being filed herewith and are listed on an index in the agreement. The registrant agrees to furnish supplementally a copy of any such schedule to the Securities and Exchange Commission upon request.)

10.1	Eighth Amendment dated as of October 11, 2005 to Revolving Loan Agreement between MMAC Communications Corp. and Keltic Financial Partners, LP dated as of October 11, 2002.